SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 18, 2001

(Date of earliest event reported)

                       UNITED AIR LINES, INC.

   (Exact name of registrant as specified in its charter)

            Delaware                33-21220        36-267520 6

(State or other jurisdiction      (Commission      (I.R.S. Employer

     of incorporation)             File Number)     Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois         60007

(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (847) 700-4000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.             OTHER EVENTS.

United Air Lines, Inc. (the "Company") is filing herewith a press release to report earnings for the quarter ended December 31, 2000, as Exhibit 99.1.

ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.         Description

   99.1             Fourth Quarter Earnings Release

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED AIR LINES, INC.

                                       By:     /s/ Douglas A. Hacker

                                       Name:   Douglas A. Hacker

                                       Title:  Executive Vice President,

                                               Finance and Planning and

                                               Chief Financial Officer

Dated:   January 18, 2001